[Letterhead of ING Americas U.S. Legal Services]

March 6, 2002

Via EDGARLink

U. S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:	Bankers Security Variable Annuity Funds A B & C: File No. 811-02579; CIK No. 0000109586
Bankers Security Variable Annuity Funds D E F G H & I: File No. 811-02580; CIK No. 0000009738
Bankers Security Variable Annuity Funds M P & Q: File No. 811-03098; CIK No. 0000319539
ReliaStar Life Ins Co of New York Variable Life Sep Acct I: File No. 811-03427; CIK No. 0000701383
ReliaStar Life Insur Co of NY Var Annuity Separate Acct II: File No. 811-08965; CIK No. 0001066070

Ladies and Gentlemen:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended, (the "Act"), Bankers Security Variable Annuity Funds A B & C, Bankers Security Variable Annuity Funds D E F G H & I, Bankers Security Variable Annuity Funds M P & Q, ReliaStar Life Ins Co of New York Variable Life Sep Acct I, and ReliaStar Life Insur Co of NY Var Annuity Separate Acct II, each a unit investment trust, registered under the Act, recently mailed to its contract owners the annual reports for the underlying management investment companies (the "Underlying Funds"). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their annual reports with the Commission via EDGARLink. Those filings are incorporated herein by reference.

Please do not hesitate to call me at 860.273.1672 with any questions.

Sincerely,

/s/ J. Neil McMurdie

J. Neil McMurdie